Exhibit 99.1

Guidewire Software Announces Fourth Fiscal Quarter and Fiscal Year 2019 Financial Results

SAN MATEO, Calif., September 5, 2019 - Guidewire Software, Inc. (NYSE: GWRE), provider of the industry platform Property and Casualty (“P&C”) insurers rely upon, today announced its financial results for the fourth fiscal quarter and fiscal year ended July 31, 2019.

“Our fourth quarter performance reflects growing P&C industry demand for core system modernization and an increasing preference for cloud-based deployments,” said Marcus Ryu, co-founder and chairman of the board, Guidewire Software. “During the quarter, six insurers selected InsuranceSuite via Guidewire Cloud, representing a cross-section of the P&C industry, including insurers of multiple sizes and continents, and a mix of new and existing customers. Our strategic priority is to evolve and scale Guidewire Cloud to serve the operational and advanced analytic needs of the global P&C industry. With 65% of our new software sales in fiscal year 2019 from cloud products, we believe the industry is increasingly selecting Guidewire InsurancePlatform as its platform of choice.”

“It’s exciting to see the increasing demand and momentum for Guidewire Cloud offerings; earning the trust of industry leaders such as American Family Insurance, EMC Insurance Companies, and Gore Mutual Insurance marks a significant milestone for Guidewire and our industry,” said Michael Rosenbaum, chief executive officer, Guidewire Software.

As of the first quarter of fiscal year 2019, Guidewire began reporting results under Accounting Standards Codification Topic 606, Revenue Recognition (“ASC 606”), using the modified retrospective method. Financial results for reporting periods prior to fiscal year 2019 are presented as previously disclosed in conformity with then existing guidance and as revised to reflect the restatement more fully described in Guidewire’s Form 10-K/A for the year ended July 31, 2018, filed on June 3, 2019.

Fiscal Year 2019 Financial Highlights

Revenue

•
Total revenue for fiscal year 2019 was $719.5 million, an increase of 10% from fiscal year 2018. License and subscription revenue was $385.3 million, an increase of 25%; services revenue was $248.8 million, a decrease of 7%; and maintenance revenue was $85.4 million, an increase of 10%.

Profitability

•	GAAP income from operations was $1.5 million for fiscal year 2019, compared with a $15.6 million loss for fiscal year 2018.

•	Non-GAAP income from operations was $122.1 million for fiscal year 2019, compared with $101.5 million of non-GAAP income for fiscal year 2018.

•
GAAP net income was $20.7 million for fiscal year 2019, compared with a $26.7 million net loss for fiscal year 2018, which was adversely impacted by a net tax expense of $28.6 million in the second quarter of fiscal year 2018, as a result of the provisions of the Tax and Jobs Act (the “Tax Act”) passed in December 2017. GAAP net income per share was $0.25, based on diluted weighted average shares outstanding of 82.7 million, compared with net loss per share of $0.34 for fiscal year 2018, based on diluted weighted average shares outstanding of 77.7 million.

•
Non-GAAP net income was $119.9 million for fiscal year 2019, compared with $85.1 million non-GAAP net income for fiscal year 2018. Non-GAAP net income per share was $1.45, based on diluted weighted average shares outstanding of 82.7 million, compared with net income per share of $1.07 for fiscal year 2018, based on diluted weighted average shares outstanding of 79.5 million.

Fourth Quarter Fiscal Year 2019 Financial Highlights

Revenue

•
Total revenue for the fourth quarter of fiscal year 2019 was $207.9 million, a decrease of 13% from the same quarter in fiscal year 2018. License and subscription revenue was $127.7 million, a decrease of 11%; services revenue was $58.3 million, a decrease of 23%; and maintenance revenue was $21.8 million, an increase of 6%.

Profitability

•	GAAP income from operations was $21.1 million for the fourth quarter of fiscal year 2019, compared with $48.1 million income for the comparable period in fiscal year 2018.

•	Non-GAAP income from operations was $51.1 million for the fourth quarter of fiscal year 2019, compared with $76.6 million of non-GAAP income for the comparable period in fiscal year 2018.

•
GAAP net income was $23.0 million for the fourth quarter of fiscal year 2019, compared with $58.8 million net income for the comparable period in fiscal year 2018. GAAP net income per share was $0.28, based on diluted weighted average shares outstanding of 82.9 million, compared with net income per share of $0.72 for the comparable period in fiscal year 2018, based on diluted weighted average shares outstanding of 82.2 million.

•
Non-GAAP net income was $46.3 million for the fourth quarter of fiscal year 2019, compared with $61.3 million non-GAAP net income for the comparable period in fiscal year 2018. Non-GAAP net income per share was $0.56, based on diluted weighted average shares outstanding of 82.9 million, compared with net income per share of $0.75 for the comparable period in fiscal year 2018, based on diluted weighted average shares outstanding of 82.2 million.

Liquidity

•
The Company had $1.3 billion in cash, cash equivalents, and investments at July 31, 2019 and 2018. The Company generated $116.1 million in cash from operations during the twelve months ended July 31, 2019.

Business Outlook
Guidewire is issuing the following outlook for the first fiscal quarter and fiscal year of 2020 based on current expectations:

(in $ millions, except per share outlook)	First Quarter Fiscal Year 2020			Fiscal Year 2020
Revenue	149.0	-	153.0	759.0	-	771.0
License and subscription	78.0	-	80.0	443.0	-	455.0
Maintenance	19.0	-	20.0	85.0	-	87.0
Services	51.0	-	54.0	224.0	-	236.0
GAAP operating income (loss)	(33.8)	-	(29.8)	(41.4)	-	(29.4)
Non-GAAP operating income (loss)	(3.0)	-	1.0	96.0	-	108.0
GAAP net income (loss)	(26.5)	-	(23.4)	(30.7)	-	(21.7)
GAAP net income (loss) per share	(0.32)	-	(0.29)	(0.37)	-	(0.26)
Non-GAAP net income (loss)	0.6	-	4.0	92.4	-	102.3
Non-GAAP net income (loss) per share	0.01	-	0.05	1.10	-	1.22

Conference Call Information

What:	Guidewire Software Fourth Fiscal Quarter and Fiscal Year 2019 Financial Results Conference Call

When:	Thursday, September 5, 2019

Time:	2:00 p.m. PT (5:00 p.m. ET)

Live Call:	(877) 705-6003, Domestic
(201) 493-6725, International

Replay:	(844) 512-2921, Passcode 13693887, Domestic
(412) 317-6671, Passcode 13693887, International

Webcast:	http://ir.guidewire.com/ (live and replay)

The webcast will be archived on Guidewire’s website (www.guidewire.com) for a period of three months.

Non-GAAP Financial Measures
This press release contains the following non-GAAP financial measures: Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share. Non-GAAP operating income (loss) excludes stock-based compensation and amortization of intangibles. Non-GAAP net income (loss), Non-GAAP income tax provision (benefit), and Non-GAAP net income (loss) per share also exclude the amortization of debt discount and issuance costs from our convertible notes and the related tax effects of the non-GAAP adjustments. The estimated annual tax rates used in the business outlook to compute GAAP and Non-GAAP net income exclude discrete items such as forecasted tax benefits related to stock-based compensation.
Guidewire believes that these non-GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to Guidewire’s financial condition and results of operations. The Company’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis, for purposes of determining executive and senior management incentive compensation and for budgeting and planning purposes. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other software companies, many of which present similar non-GAAP financial measures to investors.
Management of the Company does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. Guidewire urges investors to review the reconciliation of its non-GAAP financial measures to the comparable GAAP financial measures, which it includes in press releases announcing quarterly financial results, including the financial tables at the end of this press release, and not to rely on any single financial measure to evaluate the Company’s business.
About Guidewire Software
Guidewire delivers the industry platform that P&C insurers rely upon to adapt and succeed in a time of accelerating change. We provide the software, services, and partner ecosystem to enable our customers to run, differentiate, and grow their business. We are privileged to serve more than 350 companies in 34 countries. For more information, please visit www.guidewire.com and follow us on twitter: @Guidewire_PandC.

NOTE: For information about Guidewire’s trademarks, visit https://www.guidewire.com/legal-notices.

Cautionary Language Concerning Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook, market positioning, business momentum and demand for Guidewire Cloud offerings. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Guidewire’s control. Guidewire’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to, risks detailed in Guidewire’s most recent Forms 10-K, 10-K/A and 10-Q filed with the Securities and Exchange Commission as well as other documents that may be filed by the Company from time to time with the Securities and Exchange Commission. In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: quarterly and annual operating results may fluctuate more than expected; seasonal and other variations related to our revenue recognition may cause significant fluctuations in our results of operations and cash flows; our reliance on sales to and renewals from a relatively small number of large customers for a substantial portion of our revenue; our ability to successfully manage any changes to our business model, including the transition of our products to cloud offerings and the costs related to cloud operations; our services revenue produces lower gross margins than our license and maintenance revenue; assertions by third parties that we violate their intellectual property rights could substantially harm our business; we face intense competition in our market; our products or cloud-based services may experience data security breaches; changes in accounting guidance on revenue recognition, such as contained in ASC 606, have and may cause us to experience greater volatility in our quarterly and annual results; our ability to remediate our material weakness that arose in connection with the restatement of our financial statements for the years ended July 31, 2018 and 2017; weakened global economic conditions may adversely affect the P&C insurance industry including the rate of information technology spending; our product development and sales cycles are lengthy; the risk of losing key employees; changes in foreign exchange rates; general political or destabilizing events, including war, conflict or acts of terrorism; and other risks and uncertainties. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Guidewire’s views as of the date of this press release. The Company anticipates that subsequent events and developments will cause its views to change. Guidewire undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Guidewire’s views as of any date subsequent to the date of this press release.

Media Contact:
Diana Stott
Guidewire Software, Inc.
(650) 356-4941
dstott@guidewire.com

Investor Contact:
Garo Toomajanian
ICR, LLC
(650) 357-5282
ir@guidewire.com

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands)

	July 31, 2019	July 31, 2018
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$254,101	$437,140
Short-term investments	870,136	630,008
Accounts receivable, net	138,443	124,849
Unbilled accounts receivable, net	36,728	—
Prepaid expenses and other current assets	35,566	30,464
Total current assets	1,334,974	1,222,461
Long-term investments	213,524	190,952
Unbilled accounts receivable, net	9,375	—
Property and equipment, net	65,809	18,595
Intangible assets, net	66,542	95,654
Goodwill	340,877	340,877
Deferred tax assets, net	90,308	90,369
Other assets	45,554	22,525
TOTAL ASSETS	$2,166,963	$1,981,433
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$34,255	$30,635
Accrued employee compensation	73,365	60,135
Deferred revenue, net	108,304	127,107
Other current liabilities	16,348	20,280
Total current liabilities	232,272	238,157
Convertible senior notes, net	317,322	305,128
Deferred revenue, net	23,527	23,758
Other liabilities	19,641	774
Total liabilities	592,762	567,817
STOCKHOLDERS’ EQUITY:
Common stock	8	8
Additional paid-in capital	1,391,904	1,296,380
Accumulated other comprehensive loss	(7,758)	(7,748)
Retained earnings	190,047	124,976
Total stockholders’ equity	1,574,201	1,413,616
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,166,963	$1,981,433

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands except share and per share data)

	Three Months Ended July 31,		Twelve Months Ended July 31,
	2019	2018	2019	2018
Revenue:
License and subscription	$127,711	$143,697	$385,322	$309,007
Maintenance	21,822	20,548	85,424	77,337
Services	58,325	76,015	248,768	266,505
Total revenue	207,858	240,260	719,514	652,849
Cost of revenue:
License and subscription	20,948	9,955	64,798	35,452
Maintenance	4,753	3,895	16,499	14,783
Services	57,083	76,630	243,053	246,548
Total cost of revenue	82,784	90,480	324,350	296,783
Gross profit:
License and subscription	106,763	133,742	320,524	273,555
Maintenance	17,069	16,653	68,925	62,554
Services	1,242	(615)	5,715	19,957
Total gross profit	125,074	149,780	395,164	356,066
Operating expenses:
Research and development	49,472	45,502	188,541	171,657
Sales and marketing	33,958	38,168	130,751	124,117
General and administrative	20,562	18,009	74,401	75,916
Total operating expenses	103,992	101,679	393,693	371,690
Income (loss) from operations	21,082	48,101	1,471	(15,624)
Interest income	8,030	6,034	30,182	13,281
Interest expense	(4,476)	(4,203)	(17,334)	(6,442)
Other income (expense), net	(909)	(531)	(1,867)	509
Income (loss) before provision for income taxes	23,727	49,401	12,452	(8,276)
Provision for (benefit from) income taxes	722	(9,376)	(8,280)	18,467
Net income (loss)	$23,005	$58,777	$20,732	$(26,743)
Net income (loss) per share:
Basic	$0.28	$0.73	$0.25	$(0.34)
Diluted	$0.28	$0.72	$0.25	$(0.34)
Shares used in computing net income (loss) per share:
Basic	81,977,722	80,433,450	81,447,998	77,709,592
Diluted	82,928,818	82,162,624	82,681,214	77,709,592

Amounts include stock-based compensation expense as follows:

	Three Months Ended July 31,		Twelve Months Ended July 31,
	2019	2018	2019	2018
	(unaudited, in thousands)
Stock-based compensation expense:
Cost of license and subscription revenue	$1,553	$296	$3,011	$1,002
Cost of maintenance revenue	455	488	1,821	1,886
Cost of services revenue	4,883	5,874	22,781	21,856
Research and development	5,655	5,595	23,420	25,440
Sales and marketing	4,819	4,619	19,245	18,387
General and administrative	5,394	4,248	21,237	21,043
Total stock-based compensation expense	$22,759	$21,120	$91,515	$89,614

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended July 31,		Twelve Months Ended July 31,
	2019	2018	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$23,005	$58,777	$20,732	$(26,743)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	10,813	9,494	39,953	35,611
Amortization of debt discount and issuance costs	3,112	2,944	12,194	4,512
Stock-based compensation	22,759	21,120	91,516	89,614
Charges to bad debt and revenue reserves	191	—	670	1,062
Deferred income tax	(2,162)	(10,542)	(13,998)	14,150
Amortization of premium (accretion of discount) on available-for-sale securities	(2,061)	(1,384)	(7,757)	(1,418)
Other non-cash items affecting net income (loss)	(386)	—	189	—
Changes in operating assets and liabilities:
Accounts receivable	(29,826)	(24,023)	(15,057)	(40,832)
Unbilled accounts receivable	26,517	—	(17,341)	—
Prepaid expenses and other assets	(10,419)	(584)	(16,251)	(2,737)
Accounts payable	5,615	12,225	(5,521)	16,794
Accrued employee compensation	18,890	16,467	13,825	9,230
Other liabilities	16,815	6,472	22,600	8,858
Deferred revenue	20,011	11,816	(9,628)	32,358
Net cash provided by operating activities	102,874	102,782	116,126	140,459
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities	(431,301)	(324,347)	(1,209,312)	(859,657)
Sales and maturities of available-for-sale securities	229,634	187,457	956,736	464,143
Purchases of property and equipment	(16,175)	(4,688)	(44,921)	(9,398)
Capitalized software development costs	(1,634)	(764)	(3,936)	(2,614)
Acquisitions of business, net of acquired cash	—	—	—	(130,058)
Net cash used in investing activities	(219,476)	(142,342)	(301,433)	(537,584)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of convertible senior notes, net of issuance costs	—	—	—	387,239
Proceeds from issuance of common stock, net of issuance costs	—	—	—	220,948
Purchase of capped calls	—	—	—	(37,200)
Proceeds from issuance of common stock upon exercise of stock options	2,103	958	3,954	2,013
Net cash provided by financing activities	2,103	958	3,954	573,000
Effect of foreign exchange rate changes on cash and cash equivalents	(269)	(1,421)	(1,686)	(1,911)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(114,768)	(38,961)	(183,039)	173,964
CASH AND CASH EQUIVALENTS—Beginning of period	368,869	476,101	437,140	263,176
CASH AND CASH EQUIVALENTS—End of period	$254,101	$437,140	$254,101	$437,140

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Financial Measures
(unaudited, in thousands except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:
	Three Months Ended July 31,		Twelve Months Ended July 31,
	2019	2018	2019	2018
Income (loss) from operations reconciliation:
GAAP income (loss) from operations	$21,082	$48,101	$1,471	$(15,624)
Non-GAAP adjustments:
Stock-based compensation (1)	22,759	21,120	91,515	89,614
Amortization of intangibles (1)	7,217	7,348	29,113	27,462
Non-GAAP income (loss) from operations	$51,058	$76,569	$122,099	$101,452

Net income (loss) reconciliation:
GAAP net income (loss)	$23,005	$58,777	$20,732	$(26,743)
Non-GAAP adjustments:
Stock-based compensation (1)	22,759	21,120	91,515	89,614
Amortization of intangibles (1)	7,217	7,348	29,113	27,462
Amortization of debt discount and issuance costs (2)	3,111	2,944	12,194	4,512
Tax impact of non-GAAP adjustments (3)	(9,818)	(28,919)	(33,678)	(9,777)
Non-GAAP net income (loss)	$46,274	$61,270	$119,876	$85,068

Tax provision (benefit) reconciliation:
GAAP tax provision (benefit)	$722	$(9,376)	$(8,280)	$18,467
Non-GAAP adjustments:
Stock-based compensation (1)	4,222	5,107	15,800	25,296
Amortization of intangibles (1)	1,339	1,777	5,033	7,661
Amortization of debt discount and issuance costs (2)	577	712	2,117	1,160
Tax impact of non-GAAP adjustments (3)	3,680	21,323	10,728	(24,340)
Non-GAAP tax provision (benefit)	$10,540	$19,543	$25,398	$28,244

Net income (loss) per share reconciliation:
GAAP net income (loss) per share - diluted	$0.28	$0.72	$0.25	$(0.34)
Non-GAAP adjustments:
Amortization of intangibles (1)	0.09	0.09	0.36	0.35
Stock-based compensation (1)	0.27	0.26	1.11	1.15
Amortization of debt discount and issuance costs (2)	0.04	0.04	0.16	0.06
Tax impact of non-GAAP adjustments (3)	(0.12)	(0.37)	(0.42)	(0.14)
Non-GAAP dilutive shares excluded from GAAP net income (loss) per share calculation (4)	—	0.01	(0.01)	(0.01)
Non-GAAP net income (loss) per share - diluted	$0.56	$0.75	$1.45	$1.07

Shares used in computing Non-GAAP income (loss) per share amounts:
GAAP weighted average shares - diluted	82,928,818	82,162,624	82,681,214	77,709,592
Non-GAAP dilutive shares excluded from GAAP income (loss) per share calculation (4)	—	—	—	1,785,533
Pro forma weighted average shares - diluted	82,928,818	82,162,624	82,681,214	79,495,125

(1) Adjustments relate to amortization of acquired intangibles and stock-based compensation recognized during the period for GAAP purposes.
(2) Adjustments reflect the amortization of debt discount and issuance costs related to the issuance of our Senior Convertible Notes recognized during the period for GAAP purposes.
(3) Adjustments reflect the tax benefit (provision) resulting from all non-GAAP adjustments.
(4) Potentially dilutive securities were excluded from the calculation of GAAP net income (loss) per share, as they would have an anti-dilutive effect. However, these shares have a dilutive effect on non-GAAP net income (loss) per share and, therefore, are included in the non-GAAP net income (loss) per share calculation.

GUIDEWIRE SOFTWARE, INC. AND SUBSIDIARIES
Reconciliation of GAAP to Non-GAAP Outlook
The following tables reconcile the specific items excluded from GAAP outlook in the calculation of non-GAAP outlook for the periods indicated below:
(in $ millions)	First Quarter Fiscal Year 2020			Fiscal Year 2020
Operating income (loss) outlook reconciliation:
GAAP operating income (loss)	(33.8)	-	(29.8)	(41.4)	-	(29.4)
Non-GAAP adjustments:
Stock-based compensation	22.4	-	24.4	103.3	-	113.3
Amortization of intangibles	7.3	-	7.3	29.1	-	29.1
Non-GAAP operating income (loss)	(3.0)	-	1.0	96.0	-	108.0

Net income (loss) outlook reconciliation
GAAP net income (loss)	(26.5)	-	(23.4)	(30.7)	-	(21.7)
Non-GAAP adjustments:
Stock-based compensation	22.4	-	24.4	103.3	-	113.3
Amortization of intangibles	7.3	-	7.3	29.1	-	29.1
Amortization of debt discount and issuance costs	5.1	-	5.1	14.3	-	14.3
Tax impact of non-GAAP adjustments	(8.8)	-	(8.4)	(28.7)	-	(27.7)
Non-GAAP net income (loss)	0.6	-	4.0	92.4	-	102.3